                                                                   Exhibit 10.19

                      SECOND AMENDMENT TO LOAN INSTRUMENTS

     This SECOND AMENDMENT TO LOAN INSTRUMENTS (this "Amendment"), dated as of January 31, 2002, is among RED ROBIN INTERNATIONAL, INC., a Nevada corporation ("Red Robin"), RED ROBIN DISTRIBUTING COMPANY, INC., a Colorado corporation ("RR Distributing Sub"), RED ROBIN WEST, INC., formerly Red Robin Holding Co., Inc., a Nevada corporation ("RR West Sub"), RED ROBIN OF BALTIMORE COUNTY, INC., a Maryland corporation ("RR Baltimore Sub"), RED ROBIN OF ANNE ARUNDEL, COUNTY, INC., a Maryland corporation ("RR Anne Arundel Sub") (Red Robin, RR Distributing Sub, RR West Sub, RR Baltimore Sub and RR Anne Arundel Sub hereinafter are referred to individually as an "Original Borrower" and collectively as "Original Borrowers"), RED ROBIN GOURMET BURGERS, INC., a Delaware corporation ("Holding Company"), RED ROBIN OF MONTGOMERY COUNTY, INC., a Maryland corporation ("RR Montgomery Sub"), WESTERN FRANCHISE DEVELOPMENT, INC., a California corporation ("Western Franchise Sub"), and FINOVA CAPITAL CORPORATION, a Delaware corporation ("FINOVA"), in its individual capacity and as agent for all Lenders (this and all other capitalized terms used but not elsewhere defined herein are defined in Section 2 below).

                                    RECITALS:

     A. Original Borrowers, Agent and Lenders entered into a Loan Agreement dated as of September 6, 2000 (the "Original Loan Agreement") pursuant and subject to the terms and conditions of which Lenders agreed to make loans and other financial accommodations to Original Borrowers.

     B. Original Borrowers, Holding Company, RR Montgomery Sub, Agent and Lenders entered into a First Amendment to Loan Instruments dated as of August 9, 2001 (the "First Amendment") pursuant to which, among other things, Holding Company and RR Montgomery Sub joined with and into the Original Loan Agreement as additional Borrowers thereunder. The Original Loan Agreement, as amended by the First Amendment, hereinafter is referred to as the "Loan Agreement."

     C. Red Robin has acquired all of the capital stock of Western Franchise Sub. Original Borrowers, Holding Company, RR Montgomery Sub and Western Franchise Sub desire to cause Western Franchise Sub to join with and into the Loan Instruments as an additional borrower thereunder. Original Borrowers, Holding Company and RR Montgomery Sub, together with Western Franchise Sub, hereinafter are referred to individually as a "Borrower" and collectively as "Borrowers."

     D. Borrowers have requested that (i) Agent and Lenders permit Borrowers to incur up to an additional $15,000,000 of indebtedness for borrowed money for store development and acquisition and (ii) amend the Loan Agreement in certain respects to facilitate an initial public offering by Holding Company.

     E. Agent and Lenders are willing to agree to the requests of Borrowers, pursuant and subject to the terms and conditions of this Amendment.

     NOW, THEREFORE, in consideration of the mutual agreements contained herein, and subject to the terms and conditions hereof, Borrowers, Agent and Lenders agree as follows:

     1. Incorporation of Recitals. The Recitals set forth above are incorporated
        -------------------------
herein, are acknowledged by Borrowers to be true and correct and are made a part hereof.

     2. Definitions. All capitalized terms used but not elsewhere defined herein
        -----------
shall have the respective meanings ascribed to such terms in the Loan Agreement, as amended by this Amendment.

     3. Joinder. Western Franchise Sub hereby (i) joins into each of the Loan
        -------
Instruments executed by Original Borrowers and agrees to become a party thereto with the same force and effect as if it had been an original signatory thereto,
(ii) agrees to be bound by all of the terms and conditions set forth in the Loan Instruments as if it were a Borrower, and (iii) accepts and assumes all Indebtedness heretofore, now and hereafter arising as a result of its joinder into the Loan Instruments, including, without limitation, the obligation to pay and perform Borrowers' Obligations. In furtherance of the foregoing, Western Franchise Sub hereby agrees to be bound as a "Debtor" under the terms of that certain Security Agreement dated as of September 6, 2000 among the Original Borrowers and Agent (the "Security Agreement"), and further grants to Agent as Secured Party thereunder a security interest in all Property of such Debtor pursuant to the terms of the Security Agreement. Each Original Borrower, Holding Company and RR Montgomery Sub hereby consents to the foregoing joinder by Western Franchise Sub into the Loan Instruments.

     4. Amendments to Loan Instruments. The Loan Instruments are amended as set
        ------------------------------
forth below:

          4.1 Section 1.1 - Amended Definition. Section 1.1 of the Loan
              --------------------------------
     Agreement is amended by deleting the current version of the definition of "Borrowers" and substituting the following therefor:

               "Borrowers: Holding Company, Red Robin, RR Distributing Sub, RR
                ---------
          West Sub, RR Baltimore Sub, RR Anne Arundel Sub, RR Montgomery Sub, Western Franchise Sub and each Additional Borrower."

          4.2 Section 1.1 - Amended Definition. Section 1.1 of the Loan
              --------------------------------
     Agreement is amended by deleting the current version of definition of "Borrower Subsidiary Capital Stock" and substituting the following version therefor:

               "Borrower Subsidiary Capital Stock: all of the issued and
                ---------------------------------
          outstanding capital stock and options, warrants and other rights to acquire capital stock of RR Distributing Sub, RR Holding Sub, RR Baltimore Sub, RR Anne Arundel Sub, RR Montgomery Sub and Western Franchise Sub."

          4.3 Section 1.1 - Amended Definition. Section 1.1 of the Loan
              --------------------------------
     Agreement is amended by deleting the current version of definition of "Collateral" and substituting the following version therefor:

               "Collateral: (i) all existing and after-acquired Property of each
                ----------
          Borrower, including, without limitation, all existing and after-acquired accounts, furniture, fixtures, equipment, inventory and general intangibles, all Real Estate and all Leases, but, subject to the terms and conditions of Section 6.17, specifically excluding (A) the Excluded Personal Property, (B) the Excluded Leases, (C) the Excluded Real Estate, (D) the Real Estate Held for Sale, (E) the Unencumbered Property and (F) the Additional Third Party Collateral,
          (ii) the Borrower Subsidiary Capital Stock, (iii) the Red Robin Capital Stock and (iv) all proceeds of the foregoing."

          4.4 Section 1.1 - Amended Definition. Section 1.1 of the Loan
              --------------------------------
     Agreement is amended by deleting the current version of definition of "GE Indebtedness" and substituting the following version therefor:

               "GE Indebtedness: all Indebtedness for Borrowed Money of
                ---------------
          Borrowers owed to General Electric Capital Corporation as of the Second Amendment Effective Date other than the MetLife Indebtedness acquired by General Electric Capital Corporation from MetLife."

          4.5 Section 1.1 - Amended Definition. Section 1.1 of the Loan
              --------------------------------
     Agreement is amended by deleting the current version of definition of "GE Indebtedness Liens" and substituting the following version therefor:

               "GE Indebtedness Liens: the Liens on the Excluded Personal
                ---------------------
          Property and the Excluded Leases of the Existing Stores located at 2230 Southgate Road, Colorado Springs, Colorado (Site No. 15), 3909 Factoria Boulevard S.E., Bellevue, Washington (Site No. 147), 2575 South Decatur Boulevard, Las Vegas, Nevada (Site No. 148), 725 West Main, Spokane, Washington (Site No. 151), 1300 West Sunset Road #2545, Henderson, Nevada (Site No. 152), 40820 Winchester Road #1070, Temecula, California (Site No. 158), 1553 Rio Road East, Charlottesville, Virginia (Site No. 157) and 428 Plaza Drive, West Covina, California (Site No. 160), and the Liens on the Excluded Personal Property and Borrower's fee simple estate in the Excluded Real Estate located at 10101 Brook Road, Glen Allen, Virginia (Site No. 153) now or hereafter granted to secure the GE Indebtedness.

          4.6 Section 1.1 - Amended Definition. Section 1.1 of the Loan
              --------------------------------
     Agreement is amended by deleting the current version of definition of "Indebtedness for Borrowed Money" and substituting the following version therefor:

               "Indebtedness for Borrowed Money: without duplication, all
                -------------------------------
          Indebtedness (i) in respect of money borrowed, (ii) evidenced by a note, debenture or other like written obligation to pay money (including, without limitation, all of Borrowers' Obligations, the Orix Indebtedness, the MetLife Indebtedness, the Captec Indebtedness, the Bonnyville Indebtedness, the GE Indebtedness, the Purchase Money/Capitalized Lease Indebtedness and the Additional Third Party Indebtedness), (iii) in respect of rent or hire of Property under Capitalized Leases or for the deferred purchase price of Property,
          (iv) in respect of obligations under conditional sales or other title retention agreements, and (v) all guaranties of any or all of the foregoing."

          4.7 Section 1.1 - Amended Definition. Section 1.1 of the Loan
              --------------------------------
     Agreement is amended by deleting the current version of the definition of "Pledge Agreements" and substituting the following version therefor:

               "Pledge Agreements: the Borrower Subsidiary Pledge Agreement, the
                -----------------
          RR Montgomery Sub Pledge Agreement, the Substituted Pledge Agreement and the Western Franchise Sub Pledge Agreement."

          4.8 Section 1.1 - Amended Definition. Section 1.1 of the Loan
              --------------------------------
     Agreement is amended by deleting clause (ii) of the definition of "Permitted Liens" and substituting the following clause therefor:

               "(ii) the Purchase Money/Capitalized Lease Indebtedness Liens, the Orix Indebtedness Liens, the MetLife Indebtedness Liens, the Captec Indebtedness Liens, the Bonnyville Indebtedness Liens, the GE Indebtedness Liens and the Additional Third Party Indebtedness Liens;"

          4.9 Section 1.1 - Amended Definition. Section 1.1 of the Loan
              --------------------------------
     Agreement is amended by deleting the current version of the definition of "Non-Financed Capital Expenditures" and substituting the following version therefor:

               "Non-Financed Capital Expenditures: for any period, the aggregate
                ---------------------------------
          amount of all Capital Expenditures of Borrowers not financed with the proceeds of the Loan, the GE Indebtedness, Purchase Money/Capitalized Lease Indebtedness or the Additional Third Party Indebtedness."

          4.10 Section 1.1 - Amended Definition. Section 1.1 of the Loan
               --------------------------------
     Agreement is amended by deleting the current version of the definition of "Purchase Money/Capitalized Lease Indebtedness" and substituting the following version therefor:

               "Purchase Money/Capitalized Lease Indebtedness: collectively,
                ---------------------------------------------
          Indebtedness for Borrowed Money, other than Borrowers' Obligations, the Bonnyville Indebtedness, the Captec Indebtedness, the MetLife Indebtedness, the Orix Indebtedness, the GE Indebtedness and the Additional Third Party Indebtedness, incurred by any Borrower to purchase tangible personal property or Indebtedness for Borrowed Money incurred by any Borrower to lease tangible personal property pursuant to Capitalized Leases, provided that (i) such Indebtedness for Borrowed Money existing as of the Closing Date, including, without limitation, the Indebtedness for Borrowed Money owed by Borrowers to NEC, IBM, Norwest Bank and U.S. Bank, shall not exceed $418,425, (ii) during any Loan Year after the Closing Date the amount of such Indebtedness for Borrowed Money at any one time outstanding shall not exceed $1,000,000 and (iii) no Event of Default exists at the time or will be created as a result of the incurrence of any Indebtedness for Borrowed Money described in clause (ii) of this definition."

          4.11 Section 1.1 - Amended Definition. Section 1.1 of the Loan
               --------------------------------
     Agreement is amended by deleting the current version of the definition of "Unencumbered Property" and substituting the following version therefor:

               "Unencumbered Property: the Excluded Personal Property, the
                ---------------------
          Excluded Real Estate and the Excluded Leases of the Existing Stores located at Annapolis Mall, 210 Annapolis Mall, Annapolis, Maryland 21401 (Site No. 28), Lake Forest Mall, 701 Russell Avenue, Store #F241, Gaithersburg, Maryland 20877 (Site No. 29), University Town Center, 4545 La Jolla Drive, Space G-12, San Diego, California 92122 (Site No. 34), 1031 New Park Mall, Newark, California (Site No. 191), 404-A Sun Valley Mall, Concord, California (Site No. 192), 398 Eastridge Mall, #A-18, San Jose, California (Site No. 194), 4201 Cold Water Creek, Fort Wayne, Indiana (Site No. 352) and 1350 Travis Boulevard, Fairfield, California (Site No. 354)."

          4.12 Section 1.1 - Additional Definitions. Section 1.1 of the Loan
               ------------------------------------
     Agreement is hereby amended by adding the following definitions in the appropriate alphabetical order:

               "Additional Third Party Collateral: the furniture, fixtures and
                ---------------------------------
          equipment located at and/or the applicable Borrower's leasehold or fee simple interest in one or more Stores described on Schedule 1.1.

               Additional Third Party Indebtedness: Indebtedness for Borrowed
               -----------------------------------
          Money incurred by any Borrower after the Second Amendment Effective Date to acquire, construct, renovate or develop one or more New Stores.

               Additional Third Party Indebtedness Instruments: all documents,
               -----------------------------------------------
          instruments and agreements evidencing, securing or governing the terms of repayment of the Additional Third Party Indebtedness.

               Additional Third Party Indebtedness Liens: Liens that secure
               -----------------------------------------
          Additional Third Party Indebtedness, provided that each such Lien attaches only to Additional Third Party Collateral.

               Change of Control: means the occurrence of any of the following
               -----------------
          events:

                    (a) prior to a Qualifying IPO, (i) the Investor Group shall cease to (A) own and control a majority of Holding Company Capital Stock or (B) have the ability to appoint a majority of the Board of Directors of Holding Company, or (ii) the control and veto rights granted to directors designated by Skylark Company, Ltd under the Shareholders Agreement are expanded; or

                    (b) after a Qualifying IPO, any "person" or "group" (within the meaning of Section 13(d) or 14(d) of the Exchange Act) (other than one or more members of the Investor Group) has become the "beneficial owner" (as defined in Rules 13d-3 and 13d-5 under the Exchange Act, except that a Person shall be deemed to have "beneficial ownership" of all securities that any such Person has the right to acquire, whether such right is exercisable immediately or only after the passage of time), by way of merger, consolidation or otherwise, of a greater percentage than the Investor Group of the total voting power in the aggregate of all classes of capital stock of Holding Company then outstanding normally entitled to vote in elections of directors of Holding Company on a fully-diluted basis after giving effect to the conversion and exercise of all outstanding securities of Holding Company convertible into or exercisable for such classes of capital stock (whether or not such securities are then currently convertible or exercisable); or

                    (c) after a Qualifying IPO, during any period of two
               consecutive calendar years, individuals who at the beginning of such period constituted the board of directors (or persons performing similar functions) of Holding Company together with any new members of such board of directors (i) elected by the Investor Group or (ii) whose elections by such board of directors or whose nominations for election by the stockholders of Holding Company was approved by a vote of a majority of the members of such board of directors then still in office who either were directors at the beginning of such period or whose election or nomination for election was previously so approved, cease for any reason to constitute a majority of the directors of Holding Company still in office; or

                    (d) the Investor Group ceases to own at least (i) 20% of the total voting power in the aggregate of all classes of capital stock of Holding Company then outstanding normally entitled to vote in elections of directors of Holding Company on a fully-diluted basis after giving effect to the conversion and exercise of all outstanding securities of Holding Company convertible into or exercisable for such classes of capital stock (whether or not such securities are then currently convertible or exercisable) after a Qualifying IPO and prior to a Secondary Offering or (ii) 10% of the total voting power in the aggregate of all classes of capital stock of Holding Company then outstanding normally entitled to vote in elections of directors of Holding Company on a fully-diluted basis after giving effect to the conversion and exercise of all outstanding securities of Holding Company convertible into or exercisable for such classes of capital stock (whether or not such securities are then currently convertible or exercisable) after a Secondary Offering; or

                    (e) after a Qualifying IPO, the Management Group ceases to own at least 5% of the total voting power in the aggregate of all classes of capital stock of Holding Company then outstanding normally entitled to vote in elections of directors of Holding Company on a fully-diluted basis after giving effect to the conversion and exercise of all outstanding securities of Holding Company convertible into or exercisable for such classes of capital stock (whether or not such securities are then currently convertible or exercisable); or

                    (f) Holding Company shall cease to own and control, directly or indirectly, all of the Borrower Subsidiary Capital Stock and Red Robin Capital Stock.

               Development Notice: a notice and certification from Borrowers to
               ------------------
          Agent in the form of Exhibit A attached to the Second Amendment pertaining to the acquisition, construction, renovation or development of one or more New Stores.

               Exchange Act: the Securities Exchange Act of 1934, as amended, or
               ------------
          any similar Federal statute, and the rules and regulations promulgated thereunder, as in effect from time to time.

               Investor Group: the Management Group and the Sponsor Group.
               --------------

               Management Group: the Management Holders and their Related
               ----------------
          Parties.

               Management Holders: Snyder or any Person over which Snyder,
               ------------------
          directly or indirectly, exercises voting control, including, without limitation, the right to direct the management and policies of such Person and the right to elect a majority of the Board of Directors or similar governing authority for such Person.

               Qualifying IPO: means an underwritten primary public offering
               --------------
          (other than a public offering pursuant to a registration statement on Form S-8 (or any successor form)) of the common capital stock of Holding Company pursuant to an effective registration statement filed with the United States Securities of Exchange Commission in accordance with the Securities Act (whether alone or in conjunction with a secondary public offering).

               Related Parties means (i) any spouse or immediate family member
               ---------------
          of Snyder, (ii) any trust set up for the benefit of Snyder or any of the Persons specified in clause (i) or (iii) any corporation or limited liability company wholly owned by a Management Holder and/or the Persons specified in clause (i) and (ii).

               Second Amendment: the Second Amendment to Loan Instruments dated
               ----------------
          as of January 31, 2002 among Borrowers and Agent.

               Second Amendment Effective Date: January 31, 2002.
               -------------------------------

               Secondary Offering: means an underwritten secondary public
               ------------------
          offering (other than a public offering pursuant to a registration statement on Form S-8 (or any successor form)) of the common capital stock of Holding Company, following a Qualifying IPO, pursuant to an effective registration statement filed with the United States Securities of Exchange Commission in accordance with the Securities Act.

               Sponsor Group: RR Investors, RR Investors II and any of their
               -------------
          respective Affiliates..

               Western Franchise Sub: Western Franchise Development, Inc., a
               ---------------------
          California corporation.

               Western Franchise Sub Pledge Agreement: the pledge agreement
               --------------------------------------
          dated as of the Second Amendment Effective Date by and between Red Robin and Agent.

          4.13 Subsection 2.1.7. Subsection 2.1.7 of the Loan Agreement is
               ----------------
     deleted in its entirety and the following is substituted therefor:

               "2.1.7 Prepayments.
                      -----------

                    (a) Voluntary Prepayments. Except as set forth in subsection
                        ---------------------
               2.1.7(b), Borrowers may not prepay the Principal Balance of the Loan at any time during the first three Loan Years. Borrowers voluntarily may prepay the Principal Balance in whole or in part at any time after the third Loan Year subject to the satisfaction of the Voluntary Prepayment Conditions. Concurrently with any such voluntary prepayment of the Principal Balance, Borrowers shall pay to Agent, for the benefit of Lenders, a prepayment premium equal to a percentage of the amount of the Principal Balance prepaid, determined in accordance with the following schedule:

                                                   Percentage of Principal
               Period of Prepayment                    Balance Prepaid
               --------------------                    ---------------

               Fourth Loan Year                           4.0%
               Fifth Loan Year                            3.0%
               Sixth Loan Year                            2.0%

               Seventh Loan Year
                 and Thereafter                           1.0%

                    (b) Mandatory Prepayments. Concurrently with the
                        ---------------------
               consummation of a Qualifying IPO, Borrower shall prepay the Principal Balance by $10,000,000 or such greater amount as Borrowers may elect. Concurrently with such prepayment, Borrowers shall pay to Agent, for the benefit of the applicable Lenders (i) accrued and unpaid interest on the portion of the Principal Balance being prepaid, to the date on which Agent is in receipt of Good Funds, (ii) any other sums which then are due and payable pursuant to the terms of the Loan Instruments and (iii) a prepayment premium equal to a percentage of the amount of the Principal Balance prepaid, determined in accordance with the following schedule:

                                                   Percentage of Principal
               Period of Prepayment                    Balance Prepaid
               --------------------                    ---------------

               Second Loan Year                           4.0%
               Third Loan Year                            4.0%
               Fourth Loan Year                           4.0%
               Fifth Loan Year                            3.0%
               Sixth Loan Year                            2.0%
               Seventh Loan Year
                 and Thereafter                           1.0%

                    (c) Application of Prepayments. All prepayments of the
                        --------------------------
               Principal Balance shall be applied: (i) first, to the payment of any and all sums which then are due and payable pursuant to the terms of the Loan Instruments, other than the Principal Balance and interest accrued thereon, (ii) next to accrued and unpaid interest on the Principal Balance until all such accrued and unpaid interest is paid in full and (iii) then to the Principal Balance in the inverse order of the maturity of the installments thereof."

          4.14 Article III.. The following sentence is inserted at the end of
               -----------
     Article III of the Loan Agreement:

          "Upon the written request of Borrowers and at their sole cost and expense, Agent shall take such actions and execute such documents as Borrowers reasonably may request, including, without limitation, the execution and delivery of appropriate UCC-3 partial releases, in order to release the Security Interests, if any, on any Additional Third Party Collateral which is to become subject to an Additional Third Party Lien permitted hereunder as a result of the incurrence of Additional Third Party Indebtedness permitted hereunder."

          4.15 Section 6.7. Section 6.7 of the Loan Agreement is deleted in its
               -----------
     entirety and the following is substituted therefor:

               "6.7 Future Leases. Deliver to Agent concurrently with the
                    -------------
          execution by any Borrower, as lessee, of any lease pertaining to real property other than any lease which consists of Unencumbered Property, which is subject to any GE Indebtedness Lien or which becomes subject to any Additional Third Party Indebtedness Lien prior to March 31, 2003 (i) an executed copy thereof, (ii) a Landlord's Agreement from the landlord under such lease, (iii) a first leasehold mortgage or leasehold deed of trust in form and substance substantially similar to the Leasehold Mortgages, (iv) a lender's policy of title insurance, in such form and amount and containing such endorsements as shall be reasonably satisfactory to Agent, (v) an ALTA/ACSM survey of the real estate demised under such lease, (vi) an Environmental Audit with respect to such real property and (vii) such other documents and assurances with respect to such lease as Agent may require."

          4.16 Section 6.8. Section 6.8 of the Loan Agreement is deleted in its
               -----------
     entirety and the following is substituted therefor:

               "6.8 Future Acquisitions of Real Property. Deliver to Agent
                    ------------------------------------
          concurrently with the (i) execution by any Borrower of any contract relating to the purchase by such Borrower of any real property other than any real property which consists of Unencumbered Property, which is subject to any GE Indebtedness Lien or which becomes subject to any Additional Third Party Indebtedness Lien prior to March 31, 2003, an executed copy of such contract and an Environmental Phase I Report with respect to such real property and (ii) closing of the purchase of such real property, (A) a first mortgage or deed of trust in favor of Agent on such real property, in form and substance reasonably satisfactory to Agent, (B) a lender's policy of title insurance, in such form and amount and containing such endorsements as shall be satisfactory to Agent, (C) an ALTA/ACSM survey of such real property,
          (D) an Environmental Phase I Report with respect to such real property and (E) such other documents and assurances with respect to such real property as Agent may require."

          4.17 Section 6.17. Section 6.17 of the Loan Agreement is deleted in
               ------------
     its entirety and the following is substituted therefor:

               "6.17 Excluded Collateral. Deliver to Agent such Mortgages,
                     -------------------
          Leasehold Mortgages, Security Agreements, UCC financing statements, other Security Instruments, surveys, title insurance and landlord's and mortgagee's consents as Agent reasonably may require to grant to Agent, as security for Borrowers' Obligations, a valid and perfected Lien, subject only to Permitted Liens and subject in priority only to Permitted Prior Liens, on:

                    (i) each item of Excluded Personal Property, each Excluded
               Lease, each parcel of Excluded Real Estate which secures the AEI Indebtedness, the Orix Indebtedness, the MetLife Indebtedness, the Captec Indebtedness, the Bonnyville Indebtedness or the GE Indebtedness, in each case within 30 days after the repayment of the applicable Indebtedness;

                    (ii) each item of Additional Third Party Collateral (A)
               within 30 days after March 31, 2003 if an Additional Third Party Indebtedness Lien has not been granted on such item of Additional Third Party Collateral by March 31, 2003 and (B) on which an Additional Third Party Indebtedness Lien is granted on or prior to March 31, 2003 within 30 days after the repayment of the related Additional Third Party Indebtedness unless such repayment is the result of a refinancing of short term (i.e., maturing less than one year from the date incurred) Additional Third Party Indebtedness with long term (i.e., maturing five or more years from the date incurred) Additional Third Party Indebtedness secured by such item of Additional Third Party Collateral; and

                    (iii) each parcel of the Real Estate Held for Sale which has not been sold to an unaffiliated third party of any Borrower prior to the second anniversary of the Closing Date, within 30 days after the second anniversary of the Closing Date."

          4.18 Section 7.1. Section 7.1 of the Loan Agreement is deleted in its
               -----------
     entirety and the following is substituted therefor:

               "7.1 Borrowing. Create, incur, assume or suffer to exist any
                    ---------
          liability for Indebtedness for Borrowed Money without the prior written consent of Agent, which consent may be given or withheld in the sole and unlimited discretion of Agent, except (i) Borrowers' Obligations, (ii) the Orix Indebtedness, provided the aggregate principal amount thereof does not exceed $131,845 at any time, (ii) the MetLife Indebtedness, provided the aggregate principal amount thereof does not exceed $3,089,414 at any time, (iii) the Captec Indebtedness, provided the aggregate principal amount thereof does not exceed $17,380,708 at any time, (iv) the Bonnyville Indebtedness, provided the aggregate principal amount thereof does not exceed $1,099,846 at any time, (v) Purchase Money/Capitalized Lease Indebtedness, (vi) the GE Indebtedness, provided the aggregate amount thereof does not exceed $9,895,118 at any time and (vii) Additional Third Party Indebtedness incurred after the Second Amendment Effective Date, provided that:

                    (A) the aggregate principal amount thereof outstanding at
               any time after the Second Amendment Effective Date does not exceed $15,000,000;

                    (B) the aggregate principal amount thereof outstanding at
               any time prior to January 1, 2003 does not exceed $10,000,000;

                    (C) prior to incurring Additional Third Party Indebtedness in an aggregate principal amount outstanding in excess of $10,000,000, Borrowers demonstrate to the reasonable satisfaction of Agent that (1) Holding Company has consummated a Qualifying IPO and (2) the Leverage Ratio for the most recently ended Four Quarter Period was less than 2.75:1.00 assuming such Indebtedness had been incurred on the last day of such Four Quarter Period;

                    (D) the pricing and other terms of such Additional Third
               Party Indebtedness and the value of any Additional Third Party Collateral required to be pledged to secure such Additional Third Party Indebtedness are consistent with prevailing market terms applicable to Indebtedness for Borrowed Money of such character and type (it being understood and agreed that the parties hereto do not anticipate that all Additional Third Party Collateral must be pledged to secure the amounts of Additional Third Party Indebtedness permitted to be incurred under this Section 7.1);

                    (E) no Event of Default exists or would be created at the
               time any such Additional Third Party Indebtedness is incurred;
               and

                    (F) Borrowers provide to Agent copies of all applicable
               Additional Third Party Indebtedness Instruments prior to incurring such Additional Third Party Indebtedness."

          4.19 Section 7.6. Section 7.6 of the Loan Agreement is deleted in its
               -----------
     entirety and the following is substituted therefor:

               "7.6 Payments of Indebtedness for Borrowed Money. Make any
                    -------------------------------------------
          payment or prepayment on account of any Indebtedness for Borrowed Money other than Borrowers' Obligations, except that Borrowers may (i) make regularly scheduled payments on account of the AEI Indebtedness, the Orix Indebtedness, the MetLife Indebtedness, the Captec Indebtedness, the Bonnyville Indebtedness, the GE Indebtedness, the Purchase Money/Capitalized Lease Indebtedness and the Additional Third Party Indebtedness and (ii) refinance short term Additional Third Party Indebtedness with long term Additional Third Party Indebtedness (as contemplated by Section 6.17)."

          4.20 Section 7.9. Section 7.9 of the Loan Agreement is deleted in its
               -----------
     entirety and the following is substituted therefor:

               "7.9 Development of New Stores. Acquire, construct, renovate or
                    -------------------------
          develop any New Stores (i) if any Event of Default then exists and is continuing or any event or proceeding has occurred or shall be pending which could reasonably be expected to have a Material Adverse Effect and (ii) without delivering to Agent a duly executed and completed Development Notice not more than 30 nor less than 10 days prior to acquiring, constructing, renovating or developing such New Stores. Notwithstanding the foregoing, Agent shall be deemed to have given its consent to the development of the New Stores, the "Le Carnassier" and "Western Franchise Development" New Store acquisitions described on
          Schedule 1.1 hereto and the acquisition of the New Stores located at 1031 New Park Mall, Newark, California (Site No. 191), 404-A Sun Valley Mall, Concord, California (Site No. 192) and 398 Eastridge Mall, #A-18., San Jose, California."

          4.21 Section 7.12. Section 7.12 of the Loan Agreement is deleted in
               ------------
     its entirety and the following is substituted therefor:

               "7.12 Amendment of Certain Agreements. Amend, modify or waive any
                     -------------------------------
          term or provision of (i) its articles of organization, certificate of incorporation, by-laws or other constitutive or organizational documents or any of the other Equity Instruments, except pursuant to
          (A) the Corporate Reorganization Documents or (B) amendments and modifications in connection with a Qualifying IPO, provided such amendments or modifications do not conflict with, or require any act or omission prohibited by, the Loan Instruments; (ii) the Quad-C Investment Instruments, (iii) the Snyder Group Merger Instruments,
          (iv) the Trust Indenture, the Debentures or the Sinking Fund Assignment Instruments, (v) the Snyder Employment Instruments, (vi) the Quad-C Consulting Agreement, (v) any Leases, (vi) the Bonnyville Indebtedness Instruments, (vii) the Captec Indebtedness Instruments,
          (viii) the MetLife Indebtedness Instruments, (ix) the Orix Indebtedness Instruments, (x) the GE Indebtedness Instruments or (xi) once executed and delivered, the Additional Third Party Indebtedness Instruments."

          4.22 Section 8.1.10 of the Loan Agreement. Section 8.1.10 of the Loan
               ------------------------------------
     Agreement is deleted in its entirety and the following is substituted therefor:

               "8.1.10 Change in Management or Control. If at any time (i)
                       -------------------------------
          Snyder shall cease to devote his full business time and effort to the day-to-day management of the operations and affairs of Borrowers or
          (ii) a Change of Control shall occur."

          4.23 Schedules to the Loan Agreement. Schedules 5.3.1, 5.5.4, 5.5.5
               -------------------------------
     and 5.5.6 to the Loan Agreement are deleted in their entirety and Amended and Restated Schedules 5.3.1, 5.5.4, 5.5.5 and, 5.5.6 attached hereto are substituted therefor. Schedule 1.1 attached hereto is attached to the Loan Agreement as Schedule 1.1 thereto.

          4.24 Security Agreement. Due to the repayment of the AEI Indebtedness
               ------------------
     and pursuant to Section 6.17 of the Loan Agreement, each Borrower hereby grants to Agent, for the benefit of Lenders, a security interest in all furniture, fixtures and equipment now or hereafter located at 1410 Jamboree Drive, Colorado Springs, Colorado (Site No. 207), all additions and accession thereto or replacements thereof and all proceeds of the foregoing, all of which shall be deemed to be included in the Collateral (as defined in the Security Agreement).

     5. Conditions to Effectiveness. The effectiveness of this Amendment shall
        ---------------------------
be subject to the satisfaction of all of the following conditions in a manner, form and substance satisfactory to Lenders:

          5.1 Delivery of Documents. The following shall have been delivered to
              ---------------------
     Agent, each duly authorized and executed and each in form and substance satisfactory to Lenders:

               (a) this Amendment;

               (b) the Western Franchise Sub Pledge Agreement, together with the original stock certificates evidencing all of the Equity Interests of Western Franchise Sub and duly executed assignments separate from certificate with respect thereto;

               (c) certified copies of (i) the articles or certificate of incorporation of each Borrower, together with all amendments thereto, certified by the corporate secretary of such Borrower as of the date hereof, (ii) the by-laws of each Borrower, together with all amendments thereto, certified as of the date hereof by the corporate secretary of such Borrower, and (iii) resolutions adopted by the board of directors of each Borrower authorizing the execution, delivery and performance of this Amendment, certified as of the date hereof by the corporate secretary of such Borrower;

               (d) signature and incumbency certificates of the officers of each Borrower;

               (e) evidence that the AEI Indebtedness Liens have been released;

               (f) such other instruments, documents, certificates, consents, waivers and opinions as Lenders reasonably may request.

          5.2 Performance; No Default. Each Obligor shall have performed and
              -----------------------
     complied with all agreements and conditions contained in the Loan Instruments to be performed by or complied with by it, and no Event of Default or Incipient Default shall exist.

          5.3 Material Adverse Effect. No event shall have occurred since
              -----------------------
     December 31, 2000 which has had or could have a Material Adverse Effect.

          5.4 Amendment Fee; Costs and Expenses. Borrower shall have paid to
              ---------------------------------
     Agent the $100,000 amendment fee described herein and all other fees and expenses described in Paragraph 7 hereof incurred by Agent in connection with this Amendment.

     The date on which all of the conditions set forth in this Paragraph 4 have been satisfied is referred to herein as the "Effective Date."

     6. References. From and after the Effective Date, (i) all terms used in the
        ----------
Loan Instruments which are defined in the Loan Agreement shall be deemed to refer to such terms as amended by this Amendment and (ii) all references in the Loan Agreement and the other Loan Instruments to the Loan Agreement shall be deemed to refer to the Loan Agreement as amended by this Amendment.

     7. Representations and Warranties. Each Borrower hereby confirms to Agent
        ------------------------------
and Lenders that the representations and warranties set forth in the Loan Instruments, as amended by this Amendment and except as previously disclosed to Agent in writing with respect to any representation or warranty other than those contained in Sections 5.3.1, 5.5.4, 5.5.5 and 5.5.6, to which such Borrower is a party are true and correct in all material respects as of the date hereof, and shall be deemed to be remade as of the date hereof. Each Borrower represents and warrants to Agent and Lenders that (i) such Borrower has full power and authority to execute and deliver this Amendment and to perform its obligations hereunder, (ii) upon the execution and delivery hereof, this Amendment will be valid, binding and enforceable upon such Borrower in accordance with its terms,
(iii) the execution and delivery of this Amendment does not and will not contravene, conflict with, violate or constitute a default under (A) its articles of incorporation or by-laws, or (B) any applicable law, rule, regulation, judgment, decree or order or any agreement, indenture or instrument to which such Borrower is a party or is bound or which is binding upon or applicable to all or any portion of such Borrower's Property and (iv) as of the date hereof no Incipient Default or Event of Default exists.

     8. Amendment Fee; Costs and Expenses. In consideration of the execution and
        ---------------------------------
delivery by Agent and Lenders of this Amendment, Borrowers shall pay to Agent and Lenders a non-refundable amendment fee of $100,000, which shall be deemed to be fully earned and payable upon the execution and delivery of this Amendment by Agent and Lenders. Borrowers shall reimburse Agent and Lenders for all fees and expenses incurred in the preparation, negotiation and execution of this Amendment and the consummation of the transactions contemplated hereby, including, without limitation, the fees and expenses of counsel for Agent and Lenders.

     9. No Further Amendments; Ratification of Liability. Except as amended
        ------------------------------------------------
hereby, the Loan Agreement and each of the other Loan Instruments shall remain in full force and effect in accordance with its respective terms. Each Borrower hereby ratifies and confirms its liabilities, obligations and agreements under the Loan Agreement and the other Loan Instruments, all as amended by this Amendment, and the Liens created thereby, and acknowledges that (i) it has no defenses, claims or set-offs to the enforcement by Agent or Lenders of such liabilities, obligations and agreements, (ii) Agent and each Lender have fully performed all obligations to such Borrower which it may have had or has on and as of the date hereof and (iii) other than as specifically set forth herein, Lenders (A) expressly reserve and preserve all of their rights and remedies under the Loan Agreement and the other Loan Instruments and (B) do not waive, diminish or limit any term or condition contained in the Loan Agreement or the other Loan Instruments. Lenders' agreement to the terms of this Amendment or any other amendment of the Loan Agreement shall not be deemed to establish or create a custom or course of dealing among

Lenders and Borrowers. The Loan Instruments, as amended by this Amendment, contain the entire agreement among Lenders and Borrowers with respect to the transactions contemplated hereby.

     10. Counterparts; Facsimile Execution. This Amendment may be executed in
         ---------------------------------
one or more counterparts, each of which shall be deemed an original and by facsimile , and all of which, when taken together, shall constitute one and the same instrument. Delivery of an executed counterpart of this Amendment by telefacsimile shall be equally as effective as delivery of a manually executed counterpart of this Amendment. Any party delivering an executed counterpart of this Amendment by telefacsimile shall also deliver a manually executed counterpart of this Amendment, but the failure to deliver a manually executed counterpart shall not affect the validity, enforceability, and binding effect of this Amendment.

     11. Further Assurances. Borrowers covenant and agree that they will at any
         ------------------
time and from time to time do, execute, acknowledge and deliver, or will cause to be done, executed, acknowledged and delivered, all such further acts, documents and instruments as reasonably may be required by Lenders in order to effectuate fully the intent of this Amendment.

     12. Severability. If any term or provision of this Amendment or the
         ------------
application thereof to any party or circumstance shall be held to be invalid, illegal or unenforceable in any respect by a court of competent jurisdiction, the validity, legality and enforceability of the remaining terms and provisions of this Amendment shall not in any way be affected or impaired thereby, and the affected term or provision shall be modified to the minimum extent permitted by law so as most fully to achieve the intention of this Amendment.

     13. Captions. The captions in this Amendment are inserted for convenience
         --------
of reference only and in no way define, describe or limit the scope or intent of this Amendment or any of the provisions hereof.

     14. Governing Law. This Amendment shall be construed in accordance with and
         -------------
governed as to validity, interpretation, construction, effect and in all other respects by the laws and decisions of the State of Arizona. For purposes of this
Section 13, this Amendment shall be deemed to be performed and made in the State
----------
of Arizona.

                [remainder of this page intentionally left blank]

     IN WITNESS WHEREOF, this Amendment has been executed and delivered by each of the parties hereto by a duly authorized officer of each such party on the date first set forth above.

                                      RED ROBIN GOURMET BURGERS, INC.,
                                      a Delaware corporation


                                      By:   /s/ James P. McCloskey
                                            ------------------------------------
                                      Name: James P. McCloskey
                                      Title:Chief Financial Officer & Secretary


                                      RED ROBIN INTERNATIONAL, INC., a Nevada
                                      corporation


                                      By:   /s/ James P. McCloskey
                                            ------------------------------------
                                      Name: James P. McCloskey
                                      Title:Chief Financial Officer & Secretary


                                      RED ROBIN DISTRIBUTING COMPANY, INC., a
                                      Colorado corporation


                                      By:   /s/ James P. McCloskey
                                            ------------------------------------
                                      Name: James P. McCloskey
                                      Title:Chief Financial Officer & Secretary


                                      RED ROBIN WEST, INC., a Nevada corporation


                                      By:   /s/ James P. McCloskey
                                            ------------------------------------
                                      Name: James P. McCloskey
                                      Title:Chief Financial Officer & Secretary


                                      RED ROBIN OF BALTIMORE COUNTY, INC., a
                                      Maryland corporation


                                      By:   /s/ John W. Grant
                                            ------------------------------------
                                      Name: John W. Grant
                                      Title:President

                                      RED ROBIN OF ANNE ARUNDEL COUNTY, INC., a
                                      Maryland corporation


                                      By:   /s/ John W. Grant
                                            ------------------------------------
                                      Name: John W. Grant
                                      Title:President


                                      RED ROBIN OF MONTGOMERY COUNTY, INC., a
                                      Maryland corporation


                                      By:   /s/ John W. Grant
                                            ------------------------------------
                                      Name: John W. Grant
                                      Title:President


                                      WESTERN FRANCHISE DEVELOPMENT, INC., a
                                      California corporation


                                      By:   /s/ James P. McCloskey
                                            ------------------------------------
                                      Name: James P. McCloskey
                                      Title:Chief Financial Officer & Secretary


                                      FINOVA CAPITAL CORPORATION, a Delaware
                                      corporation


                                      By:
                                            ------------------------------------
                                      Name:
                                            ------------------------------------
                                      Title:
                                            ------------------------------------

                                      RED ROBIN OF ANNE ARUNDEL COUNTY, INC., a
                                      Maryland corporation


                                      By:
                                            ------------------------------------
                                      Name:
                                            ------------------------------------
                                      Title:
                                            ------------------------------------


                                      RED ROBIN OF MONTGOMERY COUNTY, INC., a
                                      Maryland corporation


                                      By:
                                            ------------------------------------
                                      Name:
                                            ------------------------------------
                                      Title:
                                            ------------------------------------


                                      WESTERN FRANCHISE DEVELOPMENT, INC., a
                                      California corporation


                                      By:
                                            ------------------------------------
                                      Name:
                                            ------------------------------------
                                      Title:
                                            ------------------------------------


                                      FINOVA CAPITAL CORPORATION, a Delaware
                                      corporation


                                      By:   /s/ John Zakoworotny
                                            ------------------------------------
                                      Name: John Zakoworotny
                                      Title:Vice President

                                  Schedule 1.1

1. Northeast corner of NW Civic Street and Division Street, Gresham, OR (location # 351)

2. Southwest corner of SE Washington Street and SE 100th Avenue, Portland OR (location # 145)

3. Roseville (Creekside), Town Center, Pad 6, Harding Boulevard and Antelope Creek Drive, Roseville, CA (location # 49)

4.   12227 Harbor Boulevard, Garden Grove, CA 92840 (location # 146)

5.   1. W. Flatiron Circle, Suite 504, Broomfield, CO (location # 20)

6.   Crown Point, CO under development

7.   Dulles Town Center, VA under development

8.   Germantown, MD under development

9.   Mesa, AZ under development

10.  Peoria, AZ under development

11.  Prescott, Arizona under development

12. The following New Stores which are the subject of the "Le Carnassier" acquisition:

     6522 Strip Ave. NW, Canton, Ohio (Site No. 601)
     17308 Chesterfield Airport Road, Chesterfield, MO (Site No. 615) 36565 Euclid Avenue, Willoughby, OH (Site No. 604)

13. The following New Stores which are the subject of the "Western Franchise Development" acquisition:

     1274 El Camino Real, San Bruno, CA (Site No. 193)
     4503 Rosewood Drive, Pleasanton, CA (Site No. 195)
     2204 Bridgepointe Parkway, San Mateo, CA (Site No. 196)

                     List of Omitted Exhibits and Schedules
                     --------------------------------------

The following exhibits and schedules to the Second Amendment to Loan Instruments have been omitted and shall be furnished supplementally to the Commission upon request:

Schedule 5.3.1  -   Equity Interests
Schedule 5.5.4  -   Facility Sites
Schedule 5.5.5  -   Leases
Schedule 5.5.6  -   Real Estate